UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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VERU INC.
(Name of Registrant as Specified in Its Charter)

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VERU INC.

48 NW 25th Street

Suite 102

Miami, Florida 33127

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 24, 2020

To the Shareholders of Veru Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Veru Inc. (the “Company”) will be held at the offices of Greenberg Traurig LLP, 333 SE 2nd Avenue, 44th Floor, Miami, Florida 33131, on March 24, 2020 at 10:00 a.m., local time, for the following purposes:

1. To elect five members to the Board of Directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 2021 Annual Meeting of Shareholders.

2. To consider and act upon a proposal to ratify the appointment of RSM US LLP, independent registered public accounting firm, as the Company’s auditors for the fiscal year ending September 30, 2020.

3. To approve a non-binding advisory proposal on executive compensation.

4. To consider and act upon a proposal to amend the Company’s 2018 Equity Incentive Plan to (a) increase the number of shares that may be issued thereunder by 5,000,000 and (b) increase the maximum number of awards to an outside director in any fiscal year from 55,000 shares to 100,000 shares.

5. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this Proxy Statement and our 2019 Annual Report to Shareholders. The Internet Availability Notice contains instructions on how to access those documents over the Internet. All shareholders who do not receive an Internet Availability Notice will receive a paper copy of the proxy materials by mail.

The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2019 Annual Report to Shareholders and a form of proxy or voting instruction card. The proxy materials sent to you will include a proxy card that will provide you with instructions to cast your vote on the Internet and a telephone number you may call to cast your vote, or you may complete, sign and return the proxy card by mail.

By Order of the Board of Directors,

Philip R. Greenberg
Secretary

Miami, Florida

January 28, 2020

Shareholders of record at the close of business on January 14, 2020 are entitled to vote at the Annual Meeting. Your vote is important to ensure that a majority of the stock is represented. Whether or not you plan to attend the meeting in person, please vote your shares by phone, via the Internet or, if you received paper copies of these proxy materials, by completing, signing, dating and returning the enclosed proxy card at your earliest convenience. Your vote is being solicited by the Board of Directors of the Company. If you later find that you may be present at the meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted. Shareholders holding shares in brokerage accounts (“street name” holders) who wish to vote at the meeting will need to obtain a proxy form and voting instructions from the institution that holds their shares.

Shareholders of record may also vote by the Internet or telephone. Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on March 23, 2020.

Or, if you received a paper copy of the proxy materials, you can return the enclosed proxy card in the envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VERU INC.

48 NW 25th Street

Suite 102

Miami, Florida 33127

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the

2020 Annual Meeting of Shareholders to be Held on March 24, 2020:

This Proxy Statement and the Accompanying Annual Report

are Available at: www.proxyvote.com

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Veru Inc. (the “Company”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Greenberg Traurig LLP, 333 SE 2nd Avenue, 44th Floor, Miami, Florida 33131, 10:00 a.m., local time, on Tuesday, March 24, 2020, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. A copy of our 2019 Annual Report to Shareholders, this Proxy Statement and accompanying proxy card are being distributed, furnished or otherwise made available beginning on or about January 28, 2020. Additionally, we are mailing the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) on or about January  28, 2020.

GENERAL INFORMATION

Proxies and Voting Procedures

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials to our shareholders by providing access to such documents on the Internet. Accordingly, an Internet Availability Notice has been mailed to many of our shareholders, while other shareholders have instead received paper copies of the documents accessible on the Internet. Shareholders that received the Internet Availability Notice have the ability to access the proxy materials on a website referred to in the Internet Availability Notice or request that a printed set of proxy materials be sent to them by following the instructions in the Internet Availability Notice.

Most shareholders have a choice of voting over the Internet, by telephone, by using a traditional proxy card or by attending the Annual Meeting and voting in person by ballot. Shareholders who have received paper copies of these proxy materials (including the form of proxy), may complete, sign, date and return the enclosed proxy card in the accompanying self-addressed postage pre-paid envelope or may vote over the Internet or by telephone. If your shares are held of record in “street name” by a broker, nominee, fiduciary or other custodian, please follow the voting instructions given by the broker, nominee, fiduciary or other custodian. If Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying this Proxy Statement. The Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Time) on March 23, 2020. Please be aware that if you vote over the Internet or by telephone, you may incur costs such as telephone and Internet access charges for which you will be responsible.

The Board of Directors knows of no business which will be presented at the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their judgment. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. A shareholder will be able to revoke his or her proxy until it is voted. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted FOR: (1) the election of the directors listed in the enclosed proxy; (2) the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020 (the “Auditor Ratification Proposal”); (3) the proposal to approve a non-binding advisory proposal on executive compensation (the “Executive Compensation Proposal”); and (4) the proposal to amend the Company’s 2018 Equity Incentive

Plan to (a) increase the number of shares that may be issued thereunder by 5,000,000 and (b) increase the maximum number of awards to an outside director in any fiscal year from 55,000 shares to 100,000 shares (the “Equity Incentive Plan Amendment Proposal”).

Shareholders may revoke proxies (including an Internet or telephone vote) at any time to the extent they have not been exercised by giving written notice to the Company or by a later executed proxy via the Internet, by telephone or by mail. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy.

Shareholders Entitled to Vote

Only holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”) whose names appear of record on the books of the Company at the close of business on January 14, 2020 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 65,073,375 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be presented at the Annual Meeting.

Quorum; Required Vote

A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. Under Wisconsin law, directors are elected by plurality, meaning that the five individuals receiving the largest number of votes are elected as directors. Approval of each of the Auditor Ratification Proposal and the Executive Compensation Proposal requires the number of votes cast in favor of the proposal to exceed the number of votes cast against the proposal and approval of the Equity Incentive Plan Amendment Proposal requires that a majority of the votes cast vote in favor of the proposal. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instruction from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owners) will count toward the quorum requirement but will not count toward the determination of whether directors are elected or whether the Auditor Ratification Proposal, the Executive Compensation Proposal or the Equity Incentive Plan Amendment Proposal is approved.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has established the number of directors at five. The Board of Directors has nominated Mitchell S. Steiner, M.D., F.A.C.S., Mario Eisenberger, M.D., Harry Fisch, M.D., F.A.C.S., Jesus Socorro and Michael L. Rankowitz for election as directors, all to serve until the 2021 Annual Meeting of Shareholders.

All of the nominees are incumbent directors. We anticipate that the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors).

Below is information as of the date of this Proxy Statement about each nominee for election to our Board of Directors at the Annual Meeting. The information presented includes information each nominee has given us about his or her age, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. The information presented also includes, under the heading “Director Qualifications,” a description for each nominee of the specific experience, qualifications, attributes and skills that led to the conclusion that he or she should serve as a director. Our Nominating and Corporate Governance Committee regularly evaluates the mix of experience, qualifications, attributes and skills of our directors using a matrix of areas that the Committee considers important for our business. In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee to the conclusion that the nominee should serve as a director, the

Nominating and Corporate Governance Committee also considered the qualifications and criteria described below under “Corporate Governance Matters – Director Nominations” with the objective of creating a complementary mix of directors.

Nominees for Election as Directors

MITCHELL S. STEINER, M.D., F.A.C.S.

Age: 59; Elected Director: 2016; Present Term Ends: 2020 Annual Meeting

Mitchell S. Steiner, M.D., F.A.C.S. has served as President and Chief Executive Officer of the Company and as a director of the Company since October 2016 and as Chairman of the Board since March 2018. Dr. Steiner was the co-founder of Aspen Park Pharmaceuticals, Inc. (“Aspen Park”), and served as Aspen Park’s Chief Executive Officer, President and Vice Chairman of the Board from July 2014 to October 2016. From 2014 to 2016, Dr. Steiner was a consultant and then the President, Urology and member of senior management of OPKO Health, Inc. (NASDAQ:OPK) and had responsibilities for the launch, marketing, sales and reimbursement of 4Kscore prostate cancer test to urologists and primary care physicians. Dr. Steiner was also the co-founder of GTx, Inc., a men’s health and oncology public company, where he served as Chief Executive Officer and Vice Chairman of Board of Directors from 1997 to 2014. Dr. Steiner is a Board Certified Urologist and a Fellow of the American College of Surgeons and has held numerous academic appointments, including Assistant Professor of Urology, Cell Biology, and Pathology at Vanderbilt School of Medicine from 1993 to 1995 and Chairman and Professor of Urology, Director of Urologic Oncology and Research and the Chair of Excellence in Urologic Oncology at the University of Tennessee from 1995 to 2004. Dr. Steiner holds a B.A. in Molecular Biology and Chemistry from Vanderbilt University and an M.D. from the University of Tennessee. He performed his surgical and urologic training at The Johns Hopkins Hospital and postdoctoral research fellow in cell biology at Vanderbilt School of Medicine.

Director Qualifications

Dr. Steiner’s medical background and extensive leadership and management experience, including strategic planning, marketing, new product development, market research, operations, corporate communication, corporate transactions, as well as a deep knowledge of the Company’s industry, business and strategic evolution and his experience as the President, Chief Executive Officer and co-founder of Aspen Park, all led to the conclusion that he should serve as a director and Chairman, President and Chief Executive Officer of the Company.

MARIO EISENBERGER, M.D.

Age: 70; Elected Director: 2016; Present Term Ends: 2020 Annual Meeting

Mario Eisenberger, M.D. has served as a director of the Company since October 2016. Dr. Eisenberger currently is the Dale Hughes Professor of Oncology at The Johns Hopkins University and has been in the full-time faculty since 1993. From 2010 to 2014, Dr. Eisenberger founded Oncology Trials Insights, Inc., a privately held clinical trials management company. Since 2010, Dr. Eisenberger has also served as an ad-hoc member of the Oncologic Drugs Advisory Committee of the FDA. Since 1988, he has served in advisory, strategic and data safety monitoring boards, including Bristol-Myers Squibb, Sanofi, Astellas, Schering Plough, Auguron, AKZO, Dupont, Rhone-Poulenc Rorer, Aventis, Jansen, Ipsen, Active Biotech, Medivation, Tokai, Xanthus, Cytogen, Ortho Biotech, Merck-Sharp and Dohme, Tyme, Inc., Ferring and Bayer. From 1984 to 1998, Dr. Eisenberger held the position of head of the advanced prostate cancer committee and vice chair of the genitourinary cancer of the Southwest Oncology Group. From 1984 to 1993, he served as Professor of Oncology at The University of Maryland. From 1984 to 1989, he was the Chief of Oncology at the Baltimore VAH. From 1982 to 1984, he was a Senior Investigator at the Cancer Therapy Evaluation Program of the National Institute in charge of coordinating extramural clinical research in urological cancers. From 1976 to 1982, he served in the faculty of the University of Miami. Dr. Eisenberger obtained his M.D. at the Federal University of Rio de Janeiro Brazil in 1972 and is board certified in Internal Medicine and Medical Oncology.

Director Qualifications

Dr. Eisenberger’s medical background and broad business experience in the pharmaceutical industry led to the conclusion that he should serve as a director of the Company.

HARRY FISCH, M.D., F.A.C.S.

Age: 61; Elected Director: 2016; Present Term Ends: 2020 Annual Meeting

Harry Fisch, M.D., F.A.C.S. has served as a director of the Company since October 2016, as Vice Chairman of the Board since March 2018 and as Chief Corporate Officer of the Company since January 2018. Dr. Fisch was the co-founder of Aspen Park and served as the Chairman of the Board and Chief Scientific Officer of Aspen Park from July 2014 to October 2016. Since 1994, Dr. Fisch has served as the Chief Executive Officer and President of Millennium Sciences, Inc. Dr. Fisch has also had numerous academic and clinical appointments including Clinical Professor of Urology and Reproductive Medicine at Weill College of Medicine, Cornell University since 2009, Director of the Male Reproductive Center at Albert Einstein College of Medicine/Montefiore Medical Center from 1998 to 1999 and Professor of Clinical Urology at Columbia University, College of Physicians and Surgeons from 1999 to 2009. Dr. Fisch is a Board Certified Urologist and a Fellow of the American College of Surgeons. Dr. Fisch holds a B.A. in Chemistry from the State University of New York at Binghamton, an M.D. from Mount Sinai School of Medicine, New York, and performed his surgical and urologic training at Albert Einstein College of Medicine/Montefiore Medical Center.

Director Qualifications

Dr. Fisch’s medical background, experience in the pharmaceutical industry and deep understanding of the Company’s industry, business and strategic evolution, as well as his experience as the Chairman of the Board, Chief Scientific Officer and a co-founder of Aspen Park, all led to the conclusion that he should serve as a director of the Company.

JESUS SOCORRO

Age: 44; Elected Director: 2017; Present Term Ends: 2020 Annual Meeting

Mr. Socorro has served as a director of the Company since March 2017. Since March 2014, Mr. Socorro has been the Managing Principal of the Risk Transaction Advisory practice of Morrison, Brown, Argiz & Farra, LLC, a nationally recognized accounting and advisory firm headquartered in Miami, Florida. From August 1999 to November 2002 and from May 2004 to March 2014, Mr. Socorro was employed by Ernst & Young LLP, with a last position held as an Audit Senior Manager. From November 2002 to November 2003, Mr. Socorro served as the Technical Accounting Manager for LNR Property Corporation and from November 2003 to May 2004, he was an Audit Manager with BDO Seidman, LLP. Mr. Socorro received his M.B.A. from Northwestern University J.L. Kellogg School of Management in 2007. He is a Certified Public Accountant licensed in Florida, New York and Colorado, and he is a governor-appointed member of the Florida Board of Accountancy.

Director Qualifications

Mr. Socorro’s background and experience in public accounting and his qualification as an “audit committee financial expert” under SEC rules led to the conclusion that he should serve as a director of the Company.

MICHAEL L. RANKOWITZ

Age: 62; Elected Director: 2018; Present Term Ends: 2020 Annual Meeting

Michael L. Rankowitz has served as a director of the Company since March 2018. Mr. Rankowitz has served as a Senior Advisor at Morgan Stanley since 2001. From 1980 to 2001, Mr. Rankowitz was a managing director at Morgan Stanley, where he also served as a co-head of Global High Yield and was responsible for risk management, research and sales for high yield, emerging markets, bank debt and distressed securities. Mr. Rankowitz has held directorships with NF Investment Corp., Carlyle Funds, 1st Tee of Metropolitan New York, Discover Card, Clarent Hospital Corp., New York Racing Authority, International Dyslexia Association —New York Branch, Trinity School (New York) and Browning School (New York). He has a B.S. in Mathematics from the University of Vermont.

Director Qualifications

Mr. Rankowitz’s extensive experience in investment banking, particularly in corporate finance transactions and risk management, led to the conclusion that he should serve as a director of the Company.

The Board of Directors recommends that shareholders vote FOR all nominees.

DIRECTORS MEETINGS AND COMMITTEES

Directors and Director Attendance

The Board of Directors currently consists of five members: Mitchell S. Steiner, M.D., F.A.C.S., Mario Eisenberger, M.D., Harry Fisch, M.D., F.A.C.S., Jesus Socorro, and Michael L. Rankowitz. At each annual meeting of shareholders, directors are elected for a term of one year to succeed those directors whose terms are expiring.

Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors held seven meetings during the Company’s fiscal year ended September 30, 2019. Each of the incumbent directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which he or she served, if any.

The chart below identifies the current members of each of these committees, along with the number of meetings held by each committee during the fiscal year ended September 30, 2019:

	Audit		Compensation		Nominating and Corporate Governance
Number of Meetings:	7		5		3
Name of Member:

Mario Eisenberger, M.D.	X		X		X	*

Jesus Socorro	X	*	X		X

Michael L. Rankowitz	X		X	*	X

X = committee member; * = current committee chairperson

Audit Committee

The responsibilities of the Audit Committee, in addition to such other duties as may be specified by our Board of Directors, include the following: (1) responsibility for selecting, evaluating and, where appropriate, replacing the independent registered public accounting firm for the Company; (2) review of the timing, scope and results of the independent registered public accounting firm’s audit examination; (3) review of periodic comments and recommendations by the independent registered public accounting firm and of our response thereto; (4) review of our financial statements; and (5) review of the scope and adequacy of our internal accounting controls. The Board’s Audit Committee is an audit committee for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee’s report required by the rules of the SEC appears on page 8.

Compensation Committee

The Compensation Committee (1) reviews and approves the goals and objectives relating to the compensation of our Chief Executive Officer and other executive officers, and determines the compensation of those executive officers, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation; (2) reviews and makes recommendations to our Board of Directors with respect to incentive compensation plans and equity-based plans; (3) administers our stock incentive, equity-based and other employee benefit plans in accordance with the responsibilities assigned to the Committee under any and all such plans; and (4) reviews and makes recommendations to our Board of Directors with respect to the compensation of our outside directors. The Compensation Committee’s charter requires that the Company provide the Compensation Committee with adequate funding to engage any compensation consultants or other advisers the Compensation Committee deems it appropriate to engage. During fiscal 2019 and fiscal 2020 to date, the Compensation Committee did not engage any consultants to assist it in reviewing the Company’s compensation practices and levels.

Management plays a significant role in assisting the Compensation Committee in its oversight of compensation. Management’s role includes assisting the Compensation Committee with evaluating employee performance, establishing individual performance targets and objectives, recommending salary levels and equity incentive grants, and providing financial data on company performance, calculations and reports on achievement of performance objectives, and other information requested by the Compensation Committee. The Chief Executive Officer works with the Compensation Committee in making recommendations regarding overall compensation policies and plans as well as specific compensation levels for the named executive officers and other key employees, other than the Chief Executive Officer. Members of management who were present during a part of the Compensation Committee meetings in fiscal 2019 and the first part of fiscal 2020 included the Chairman, President Chief Executive Officer and the Chief Financial Officer and Chief Administrative Officer. The Compensation Committee makes all decisions regarding the compensation of the Chief Executive Officer without the Chief Executive Officer or any other member of management present.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, in addition to such other duties as may be specified by our Board of Directors, identifies and recommends to our Board of Directors nominees for election to the Board of Directors, reviews and makes recommendations to our Board of Directors regarding the size and composition of the Board of Directors and the committees of our Board of Directors and reviews and recommends to our Board of Directors corporate governance policies and practices for the Company.

Charters of Committees

The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. We make available on our website for investors at www.verupharma.com/investors, free of charge, copies of each of these charters. We are not including the information contained on or available through our website as a part of, or incorporating such information by reference into, this Proxy Statement.

CORPORATE GOVERNANCE MATTERS

We are committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Company and our shareholders. Our Board of Directors has adopted Corporate Governance Guidelines which can be found on our website for investors at www.verupharma.com/investors.

Director Independence

Our Board of Directors has reviewed the independence of the nominees for election to the Board of Directors at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based on this review, our Board of Directors determined that each of the following directors is independent under the listing standards of the NASDAQ Stock Market:

(1)	Mario Eisenberger, M.D.

(2)	Jesus Socorro

(3)	Michael L. Rankowitz

Based upon such standards, Mitchell S. Steiner, M.D., F.A.C.S. and Harry Fisch, M.D., F.A.C.S. are the only directors who are not independent because Dr. Steiner is our President and Chief Executive Officer and Dr. Fisch is an employee and a significant shareholder of the Company.

In addition, based on such standards, the following persons who served as directors during the fiscal year ended September 30, 2019 but are no longer directors were independent: David R. Bethune and Lucy Lu, M.D.

Board Leadership Structure

Historically, we have generally had the same person serving as the Chief Executive Officer and as Chairman of the Board of Directors. Mitchell S. Steiner, M.D., F.A.C.S., our President and Chief Executive Officer, has also served as Chairman of the Board since March 2018. Although we believe that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, we will continue to review this issue periodically to determine the most appropriate Board leadership structure based on the relevant facts and circumstances.

The Board’s Role in Risk Oversight

The role of our Board of Directors in our risk oversight process includes receiving reports from members of our senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The Board has authorized the Audit Committee to oversee and periodically review our enterprise risk assessment and enterprise risk management policies.

Director Nominations

We have a standing Nominating and Corporate Governance Committee. Based on the review described under “Corporate Governance Matters — Director Independence,” our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the NASDAQ Stock Market.

The Nominating and Corporate Governance Committee will consider director nominees recommended by our shareholders. A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board of Directors must send a written notice by mail, c/o Secretary, Veru Inc., 48 NW 25th Street, Suite 102, Miami, Florida 33127, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of our Common Stock beneficially owned (as defined by Section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of our Common Stock beneficially owned (as defined by Section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation. We may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. Shareholder recommendations will be considered only if received no less than 120 days nor more than 150 days before the date of the proxy statement sent to shareholders in connection with the previous year’s annual meeting of shareholders.

The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. The Nominating and Corporate Governance Committee believes that a nominee recommended for a position on our Board of Directors must have an appropriate mix of director characteristics, experience, diverse perspectives and skills. For new potential board members, the Nominating and Corporate Governance Committee will in the first instance consider the independence of the potential member and the appropriate size of the board and then the qualifications of the proposed member. Qualifications of a prospective nominee that may be considered by the Nominating and Corporate Governance Committee include:

•	personal integrity and high ethical character;

•	professional excellence;

•	accountability and responsiveness;

•	absence of conflicts of interest;

•	fresh intellectual perspectives and ideas; and

•	relevant expertise and experience and the ability to offer advice and guidance to management based on that expertise and experience.

We do not have a formal policy for the consideration of diversity by our Nominating and Corporate Governance Committee in identifying nominees for director. Diversity is one of the factors the Nominating and Corporate Governance Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics.

Communications between Shareholders and the Board of Directors

We have placed on our website for investors located at www.verupharma.com/investors a description of the procedures for shareholders to communicate with our Board of Directors, a description of our policy for our directors and nominee directors to attend the Annual Meeting and the number of directors who attended last year’s annual meeting of shareholders.

Code of Business Ethics

We have adopted a Code of Business Ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Business Ethics is available on our website for investors which is located at www.verupharma.com/investors. We also intend to disclose any amendments to, or waivers from, the Code of Business Ethics on our website.

AUDIT COMMITTEE MATTERS

Report of the Audit Committee

The Audit Committee is currently comprised of three members of our Board of Directors. Based upon the review described above under “Corporate Governance Matters — Director Independence,” our Board of Directors has determined that each member of the Audit Committee is independent as defined in the listing standards of the NASDAQ Stock Market and the rules of the SEC. The duties and responsibilities of our Audit Committee are set forth in the Audit Committee Charter.

The Audit Committee has:

•	reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2019, with our management and with our independent registered public accounting firm;

•	discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301; and

•

received and discussed with our independent registered public accounting firm the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence.

Based on such review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019 for filing with the SEC.

AUDIT COMMITTEE:

Jesus Socorro (Chairperson)

Mario Eisenberger, M.D.

Michael L. Rankowitz

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees we paid for audit and non-audit services rendered by our independent registered public accounting firm, RSM US LLP, during fiscal 2019 and 2018:

Service Type	Fiscal 2019	Fiscal 2018

Audit Fees(1)	$479,700	$533,800

Audit-Related Fees	—	—

Tax Fees(2)	61,700	79,700

All Other Fees	—	—

Total Fees	$541,400	$613,500

(1)

Consists of fees for the audit of the Company’s consolidated financial statements for the years ended September 30, 2019 and 2018, review of financial information included in the Company’s quarterly reports on Form 10-Q for fiscal 2019 and fiscal 2018, fees for the statutory audits of the foreign entities and consents and assistance with documents filed by the Company with the SEC, including for fiscal 2018 the Company’s shelf registration statement on Form S-3 filed in October 2017 and the Company’s underwritten public offering completed in October 2018.

(2)

Consists of fees relating to the preparation of the Company’s corporate income tax returns and related informational filings, review of foreign tax structuring and preparation of foreign income tax returns.

The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of RSM US LLP.

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by our independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairperson of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairperson of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairperson of the Audit Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent registered public accounting firm.

Each new engagement of our independent registered public accounting firm to perform non-audit services set forth in the table above has been approved in advance by the Audit Committee or the Chairperson of the Audit Committee pursuant to the foregoing procedures.

Audit Committee Financial Expert

Our Board of Directors has determined that one of the members of the Audit Committee, Jesus Socorro qualifies as an “audit committee financial expert” as defined by the rules of the SEC based on his work experience and education.

EXECUTIVE OFFICERS

The names of, and certain information regarding, executive officers of the Company who are not directors or director nominees as of the date of this Proxy Statement, are set forth below.

Name	Age	Position

Michele Greco	61	Chief Financial Officer and Chief Administrative Officer of the Company

K. Gary Barnette	52	Chief Scientific Officer of the Company

MICHELE GRECO

Age: 61; Chief Financial Officer and Chief Administrative Officer

Ms. Greco has served as Chief Financial Officer of the Company since March 2018 and as Chief Administrative Officer of the Company since December 2017. Ms. Greco served as Executive Vice President of Finance of the Company from October 2016 to March 2018, as Executive Vice President and Chief Financial Officer of the Company from December 2014 to October 2016 and as Vice President and Chief Financial Officer of the Company from January 2013 to December 2014. Ms. Greco is a CPA with nearly 30 years of experience in public accounting with Ernst & Young LLP. From January 2011 to February 2012, Ms. Greco provided consulting services to Systems Research Incorporated as a recruiter of finance professionals. From March 2009 to January 2011, Ms. Greco was involved in a series of personal business ventures. From 1994 to March 2009, Ms. Greco served as an audit partner with Ernst & Young LLP. Ms. Greco joined Ernst & Young LLP in 1981.

K. GARY BARNETTE

Age: 52; Chief Scientific Officer

Dr. Barnette has served as Chief Scientific Officer of the Company since September 2018. Dr. Barnette served as Senior Vice President of Scientific and Regulatory Affairs of Camargo Pharmaceutical Services (“Camargo”), a provider of drug development services specializing in the 505(b)(2) approval pathway, from October 2016 to September 2018, as Vice President of Scientific and Regulatory Affairs of Camargo from January 2016 to October 2016, and as Vice President of Drug Development of Camargo from May 2012 to January 2016. Dr. Barnette was also the co-founder of GTx, Inc., a men’s health and oncology public company, where he served in various roles from 2001 to 2012. From 1998 to 2001, Dr. Barnette worked for Solvay Pharmaceuticals, Inc., eventually serving as Director of Regulatory Affairs. From 1995 until 1998, Dr. Barnette served as Clinical Pharmacology and Biopharmaceutics Reviewer for the U.S. Food and Drug Administration. Dr. Barnette earned his Doctor of Philosophy, Basic Pharmaceutical Sciences from West Virginia University in 1995 and his Bachelor of Science from Salem College in 1989.

SECURITY OWNERSHIP

The following table sets forth information regarding beneficial ownership of our Common Stock as of January 14, 2020 with respect to (1) each person known to the Company to own beneficially more than 5% of our Common Stock, (2) each named executive officer (as defined below under the heading “Executive Compensation”) and each director and director nominee, and (3) all directors, nominees and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons and entities included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared by spouses under applicable law. Shares of our Common Stock subject to options that are either currently exercisable or exercisable within 60 days of January 14, 2020 are treated as outstanding and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table lists applicable percentage ownership based on 65,073,375 shares of Common Stock outstanding as of January 14, 2020.

	Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class

Mitchell S. Steiner, M.D., F.A.C.S.(2)	8,262,587	12.6%

Mario Eisenberger, M.D.(3)	46,666	*

Harry Fisch, M.D., F.A.C.S.(4)	8,188,182	12.6%

Michael L. Rankowitz(5)	118,332	*

Jesus Socorro(6)	82,499	*

Michele Greco(7)	397,710	*

K. Gary Barnette(8)	200,000	*

Charles T. Todd, Jr.(9)	218,559	*

All directors, nominees and executive officers, as a group (7 persons)(10)	17,295,976	26.1%

*	Less than 1 percent.

(1)	Unless otherwise indicated, the address of each beneficial owner is 48 NW 25th Street, Suite 102, Miami, Florida 33127.

(2)

Consists of (a) 7,434,767 shares of Common Stock owned directly by Dr. Steiner, (b) 210,000 shares of Common Stock held in trusts for the benefit of Dr. Steiner’s adult children of which Dr. Steiner’s brother is the trustee, and (c) 617,820 shares of Common Stock subject to stock options.

(3)	Consists of 46,666 shares of Common Stock subject to stock options.

(4)

Consists of (a) 315,881 shares of Common Stock held directly by Dr. Fisch, (b) 541,144 shares of Common Stock held jointly by Dr. Fisch and his spouse, (c) 7,239,096 shares of Common Stock held by K&H Fisch Family Partners, LLC, of which Dr. Fisch is the sole manager, and (d) 92,061 shares of Common Stock subject to stock options.

(5)	Consists of (a) 100,000 shares of Common Stock owned directly by Mr. Rankowitz and (b) 18,332 shares of Common Stock subject to stock options.

(6)	Consists of (a) 27,500 shares of Common Stock owned directly by Mr. Socorro and (b) 54,999 shares of Common Stock subject to stock options.

(7)	Consists of (a) 91,178 shares of Common Stock owned directly by Ms. Greco and (b) 306,532 shares of Common Stock subject to stock options.

(8)	Consists of (a) 100,000 shares of Common Stock owned directly by Mr. Barnette and (b) 100,000 shares of Common Stock subject to stock options.

(9)

Consists of (a) 83,000 shares of Common Stock owned directly by Mr. Todd and (b) 135,559 shares of Common Stock subject to stock options. The beneficial ownership information for Mr. Todd is based on the most recent information provided to the Company as of the time of Mr. Todd’s resignation from his position as Chief Executive Officer of The Female Health Company Division of the Company as of March 27, 2019.

(10)

Includes (a) 210,000 shares of Common Stock held in trusts for the benefit of Dr. Steiner’s adult children of which Dr. Steiner’s brother is the trustee, (b) 541,144 shares of Common Stock held jointly by Dr. Fisch and his spouse, (c) 7,239,096 shares of Common Stock held by K&H Fisch Family Partners, LLC, of which Dr. Fisch is the sole manager, and (d) 1,236,410 shares of Common Stock subject to stock options.

The above beneficial ownership information is based on information furnished by the specified person and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as required for purposes of this Proxy Statement. This information should not be construed as an admission of beneficial ownership for other purposes.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended September 30, 2019 all reports required by Section 16(a) to be filed by the Company’s officers, directors and more than 10% shareholders were filed on a timely basis except for the following: each of Mitchell S. Steiner, M.D., F.A.C.S., Harry Fisch, M.D., F.A.C.S., Mario Eisenberger, M.D., Michael L. Rankowitz, Jesus Socorro, Michele Greco and K. Gary Barnette filed a Form 4 on May 21, 2019 reporting an award of common stock options that occurred on May 13, 2019.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table shown below provides information for the Company’s last two fiscal years regarding compensation paid by the Company to the person who served as Chief Executive Officer during fiscal 2019, the other two persons who served as executive officers of the Company as of September 30, 2019 and one other person who served as an executive officer of the Company during fiscal 2019, who was not an executive officer of the Company as of September 30, 2019 and whose total compensation during fiscal 2019 exceeded $100,000. The individuals listed in this table are referred to elsewhere in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus(1)	Option Awards(2)	Nonequity Incentive Plan Compensation(3)	All Other Compensation(4)	Total

Mitchell S. Steiner,	2019	$392,065	—	$208,356	$199,796	—	$800,217
Chairman, President and Chief Executive Officer	2018	$383,250	—	$231,214	$125,802	—	$740,266

Michele Greco,	2019	$306,900	—	$89,005	$114,903	$12,290	$523,098
Chief Financial Officer and Chief Administrative Officer(5)	2018	$269,208	—	$160,872	$83,025	$8,672	$521,777

K. Gary Barnette,	2019	$330,000	—	$95,673	$137,808	$13,675	$577,156
Chief Scientific Officer(6)	2018	$26,125	$50,000	$324,576	—	—	$400,701

Charles T. Todd, Jr.,	2019	$142,626	$5,000	$35,501	—	$143,950	$327,077
Former CEO of FHC Division(7)	2018	$164,587	—	$359,062	—	—	$523,649

(1)	The amount in this column represents a sign-on bonus paid to each of Dr. Barnette and Mr. Todd in connection with his appointment as an executive officer of the Company.

(2)

The amount in this column equals the grant date fair value of the award, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of the grant date fair value are included in Note 11 to our audited consolidated financial statements, included in our Annual Report on Form 10-K filed with the SEC on December 12, 2019.

(3)

The Company has an annual incentive bonus program which provides participating named executive officers with the opportunity to receive annual payouts in cash and/or options to purchase shares of Common Stock. Participants are eligible to receive payouts upon achievement of corporate goals and individual goals. Corporate goals for fiscal 2018 and fiscal 2019 included specific objectives relating to general corporate matters, product development for our drug candidates and the FC2 business. Payouts are equal to each participant’s target amount multiplied by the weighted percentage achievement of the corporate goals and the participant’s individual goals, with a payout of up to 100% of the target amount. Payouts to the participating named executive officers for fiscal 2018 performance under the annual incentive bonus program were made in the form of stock option grants on December 11, 2018 at a value of $1.00 for each option share. Each of these options vest in full on December 11, 2019, have a ten-year term and have an exercise price of $1.38 per share, the closing price of the Company’s Common Stock on December 11, 2018. Payouts to Ms. Greco and Dr. Barnette for fiscal 2019 performance under the annual incentive bonus program were made in the form of stock option grants on November 14, 2019 at a value of $1.00 for each option share, while the payout to Dr. Steiner was made in cash. Each of these options vest in full on November 14, 2020, have a ten-year term and have an exercise price of $1.92 per share, the closing price of the Company’s Common Stock on November 14, 2019. All of the options vest upon the occurrence of a “change of control” (as defined in the applicable Equity Incentive Plan).

(4)

For Ms. Greco and Dr. Barnette, the amount of “All Other Compensation” consists of matching contributions by the Company under the Company’s retirement plan for its employees. For Mr. Todd, the amount of “All Other Compensation” consists of separation payments payable to Mr. Todd. The separation payments were made to Mr. Todd under a Separation Agreement and General Release dated as of April 18, 2019, and consisted of six months’ base salary. Under this Separation Agreement and General Release, Mr. Todd is also entitled to the vesting of stock options on January 2, 2020 and March 20, 2020 if Mr. Todd is available to provide transition consulting services through such dates.

(5)

Ms. Greco was an executive officer of the Company through October 31, 2016, when she served as Chief Financial Officer. She continued to be employed by the Company as a non-executive officer after October 31, 2016. Ms. Greco became an executive officer again effective January 4, 2018 when the duties of Chief Financial Officer were again assigned to Ms. Greco.

(6)	Dr. Barnette joined the Company as Chief Scientific Officer effective September 4, 2018.

(7)

Mr. Todd became Chief Executive Officer of The Female Health Company Division of the Company effective January 2, 2019 and resigned effective March 27, 2019. He served the Company as a consultant and an employee starting in February 2018. Amounts for Mr. Todd under “Salary” include consulting fees and salary received prior to January 2, 2019.

Equity Awards

During the fiscal year ended September 30, 2019, the Company granted stock options to the named executive officers as set forth in the table below. In addition, as described under “Summary Compensation Table” above, two of the named executive officers received stock options in December 2019 in payment of amounts under the Company’s incentive compensation program for performance during the fiscal year ended September 30, 2019. No stock options were exercised by the named executive officers during the fiscal year ended September 30, 2019. All options vest upon the occurrence of a “change of control” (as defined in the applicable Equity Incentive Plan).

The following table provides information regarding stock options held by the named executive officers at September 30, 2019.

	Option Awards
	Number of Shares Underlying Unexercised Options			Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable

Mitchell S. Steiner	233,333	116,667	(1)	$1.20	8/2/2027

	188,419	—		$1.22	12/14/2027

	70,266	140,534	(2)	$1.89	5/2/2028

	—	125,802	(8)	$1.38	12/11/2028

		215,600	(5)	$1.60	5/13/2029

Michele Greco	15,000	—		$1.82	4/4/2026

	29,861	14,931	(1)	$1.20	8/2/2027

	70,138	35,070	(3)	$1.05	12/4/2027

	78,508	—		$1.22	12/14/2027

	30,000	60,000	(2)	$1.89	5/2/2028

	—	83,025	(8)	$1.38	12/11/2028

	—	92,100	(5)	$1.60	5/13/2029

K. Gary Barnette	100,000	200,000	(4)	$1.87	9/4/2028

		99,000	(5)	$1.60	5/13/2029

Charles T. Todd, Jr.	93,333	—		$2.17	3/20/2020

	—	93,333	(6)	$2.17	3/20/2021

	—	42,226	(7)	$1.40	1/2/2021

(1)	Options for the shares vest on August 2, 2020.

(2)	Options for one-half of the shares vest on each of May 2, 2020 and May 2, 2021.

(3)	Options for one-half of the shares vest on each of December 4, 2019 and December 4, 2020.

(4)	Options for one-half of the shares vest on each of September 4, 2020 and September 4, 2021.

(5)	Options for one-third of the shares vest on each of May 13, 2020, May 13, 2021 and May 13, 2022.

(6)	Options for the shares vest on March 20, 2020.

(7)	Options for the shares vest on January 2, 2020.

(8)	Options for the shares vest on December 11, 2019.

Employment Agreements

The Company entered into an Employment Agreement with Dr. Steiner on April 5, 2016 that took effect on October 31, 2016 (as amended on July 18, 2016 and November 4, 2016, the “Steiner Employment Agreement”). Under the Steiner Employment Agreement, Dr. Steiner’s position with the Company is President and Chief Executive Officer. The initial term of the Steiner Employment Agreement is for three years from October 31, 2016, with automatic one-year renewals thereafter. Pursuant to the Steiner Employment Agreement, Dr. Steiner receives a minimum annual base salary of $375,000, is eligible to receive an annual bonus under the Company’s annual incentive bonus program and is entitled to participate in our equity incentive plans. Dr. Steiner is also entitled to participate in all of our employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Dr. Steiner’s employment is terminated by the Company without “cause” or by Dr. Steiner for “good reason” (each as defined in the Steiner Employment Agreement), Dr. Steiner will be entitled to continuation of his base salary and medical and dental insurance coverage for a period of one year following termination. The Steiner Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Dr. Steiner.

The Company and Ms. Greco are parties to an Executive Employment Agreement, dated as of March 21, 2018 (the “Greco Employment Agreement”), which superseded Ms. Greco’s previous Employment Agreement dated as of October 4, 2017. Under the Greco Employment Agreement, Ms. Greco’s position with the Company is Chief Financial Officer and Chief Administrative Officer. The Greco Employment Agreement does not have a definite term. Pursuant to the terms of the Greco Employment Agreement, Ms. Greco receives a minimum annual base salary of $300,000, is eligible to receive an annual bonus equal to 45% of her base salary under the Company’s annual incentive bonus program and is entitled to participate in the Company’s equity incentive plans. Ms. Greco is also entitled to participate in all of the Company’s employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Ms. Greco’s employment is terminated by the Company without “cause” or by Ms. Greco for “good reason” (each as defined in the Greco Employment Agreement), Ms. Greco will be entitled to continuation of her base salary for a period of one year following termination, payment of any unpaid annual bonus for any completed fiscal year, payment of a pro-rated payment of her target bonus for the year in which the termination occurs and continuation of medical and dental insurance coverage until the earliest of (i) one year following termination, (ii) the date Ms. Greco is no longer eligible to receive COBRA or comparable state law continuation coverage or (iii) the date on which Ms. Greco becomes eligible to receive substantially similar coverage from another employer or another source. If Ms. Greco’s employment is terminated by the Company without “cause” or by Ms. Greco for “good reason” within six months following a “change in control” (as defined in the Greco Employment Agreement), then in addition to the benefits described in the preceding sentence, Ms. Greco will be entitled to the accelerated vesting of all unvested equity compensation awards. The Greco Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Ms. Greco.

The Company and Dr. Barnette are parties to an Employment Agreement dated as of September 4, 2018 (the “Barnette Employment Agreement”). Under the Barnette Employment Agreement, Dr. Barnette’s position with the Company is Chief Scientific Officer. The Barnette Employment Agreement does not have a definite term. Pursuant to the terms of the Barnette Employment Agreement, Dr. Barnette receives a minimum annual base salary of $330,000, is eligible to receive an annual bonus equal to 45% of his base salary under the Company’s annual incentive bonus program and is entitled to participate in our equity incentive plans. Dr. Barnette is also entitled to participate in all of our employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Dr. Barnette’s employment is terminated by the Company without “cause” or by Dr. Barnette for “good reason” (each as defined in the Barnette Employment Agreement), Dr. Barnette will be entitled to continuation of his base salary for a period of six months following termination, payment of any unpaid annual bonus for any completed fiscal year, payment of a pro-rated payment of his target bonus for the year in which the termination occurs and continuation of medical and dental insurance coverage until the earliest of (i) six months following termination, (ii) the date Dr. Barnette is no longer eligible to receive COBRA or comparable state law continuation coverage or (iii) the date on which Dr. Barnette becomes eligible to receive substantially similar coverage from another employer or another source. If Dr. Barnette’s employment is terminated by the Company without “cause” or by Dr. Barnette for “good reason” within six months following a “change in control” (as defined in the Barnette Employment Agreement), then in addition to the benefits described in the preceding sentence Dr. Barnette will be entitled to the accelerated vesting of all unvested equity compensation awards. The Barnette Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Dr. Barnette.

The Company entered into an Employment Agreement with Mr. Todd effective as of January 2, 2019 (the “Todd Employment Agreement”). Under the Todd Employment Agreement, Mr. Todd’s position with the Company was Chief Executive Officer of The Female Health Company Division of the Company. The Todd Employment Agreement did not have a definite term. Pursuant to the terms of the Todd Employment Agreement, Mr. Todd received a minimum annual base salary of $287,900, was eligible to receive an annual bonus equal to 40% of his base salary under the Company’s annual incentive bonus program and was entitled to participate in our equity incentive plans. Mr. Todd was also entitled to participate in all of our employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Mr. Todd’s employment was terminated by the Company without “cause” or by Mr. Todd for “good reason” (each as defined in the Todd Employment Agreement), Mr. Todd would have been entitled to continuation of his base salary for a period of six months following termination, payment of any unpaid annual bonus for any completed fiscal year, payment of a pro-rated payment of his target bonus for the year in which the termination occurred and continuation of medical and dental insurance coverage until the earliest of (i) one year following termination, (ii) the date Mr. Todd would no longer be eligible to receive COBRA or comparable state law continuation coverage or (iii) the date on which Mr. Todd would become eligible to receive substantially similar coverage from another employer or another source. If Mr. Todd’s employment was terminated by the Company without “cause” or by Mr. Todd for “good reason” within six months following a “change in control” (as defined in the Todd Employment Agreement), then in addition to the benefits described in the preceding sentence Mr. Todd would have been entitled to the accelerated vesting of all unvested equity compensation awards. The Todd Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Mr. Todd. Effective March 27, 2019, Mr. Todd resigned from his position with the Company and entered into a Separation Agreement and General Release with the Company. See “Summary Compensation Table” above for more information.

DIRECTOR COMPENSATION AND BENEFITS

Overview

The Company does not currently have any arrangement in place to pay a retainer or other cash compensation to non-employee directors generally for their service as Board members. Non-employee directors are eligible to participate in our equity incentive plans and each non-employee director received a stock option award in May 2019.

As described below, Harry Fisch, M.D., F.A.C.S. received compensation as an employee during fiscal 2019.

Director Summary Compensation Table

The following table provides information concerning the compensation paid by the Company in fiscal 2019 to each person who served as a director during fiscal 2019 who was not an executive officer of the Company on September 30, 2019.

Name	Option Awards(1)	All Other Compensation(2)	Total

David R. Bethune	—	—	—

O.B. Parrish	—	—	—

Mario Eisenberger	$57,673	—	$57,673

Harry Fisch, M.D., F.A.C.S.	$95,673	$364,047	$459,720

Lucy Lu, M.D.	—	—	—

Jesus Socorro	$53,152	—	$53,152

Michael L. Rankowitz	$53,152	—	$53,152

(1)	The amounts reflect the grant date fair value of the stock option awards during fiscal 2019, computed in accordance with ASC Topic 718.

(2)

Effective December 31, 2017, Dr. Fisch became an employee of the Company and serves as Chief Corporate Officer. As Chief Corporate Officer, Dr. Fisch provides services regarding the marketing of the Company’s products and also assists with investor relations, public relations, setting strategy for the Company, and medical affairs. Dr. Fisch’s compensation in fiscal 2019 consisted of (a) salary paid to Dr. Fisch and (b) stock options issued to Dr. Fisch as a payout under the Company’s annual incentive bonus program for performance during fiscal 2019. See note (3) to the Summary Compensation Table for additional information regarding the Company’s annual incentive bonus program and payouts for fiscal 2019 performance.

The Company and Dr. Fisch are parties to an Employment Agreement dated as of December 31, 2017 (the “Fisch Employment Agreement”). Under the Fisch Employment Agreement, Dr. Fisch’s position with the Company is Chief Corporate Officer. The Fisch Employment Agreement does not have a definite term. Pursuant to the terms of the Fisch Agreement, Dr. Fisch will receive a minimum annual base salary of $180,000 and is eligible to receive an annual bonus equal to 45% of his base salary under the Company’s annual incentive bonus program. Dr. Fisch is also entitled to participate in all of our employee benefit plans, practices and programs on a basis no less favorable than other similarly situated employees. In the event that Dr. Fisch’s employment is terminated by the Company without “cause” or by Dr. Fisch for “good reason” (each as defined in the Fisch Employment Agreement), Dr. Fisch is entitled to continuation of his base salary for a period of six months following termination, payment of any unpaid annual bonus for any completed fiscal year, payment of a pro-rated payment of his target bonus for the year in which the termination occurs and continuation of medical and dental insurance coverage until the earliest of (i) six months following termination, (ii) the date Dr. Fisch is no longer eligible to receive COBRA or comparable state law continuation coverage or (iii) the date on which Dr. Fisch becomes eligible to receive substantially similar coverage from another employer or another source. If Dr. Fisch’s employment is terminated by the Company without “cause” or by Dr. Fisch for “good reason” within six months following a “change in control” (as defined in the Fisch Employment Agreement), then in addition to the benefits described in the preceding sentence Dr. Fisch is entitled to the accelerated vesting of all unvested equity compensation awards. The Fisch Employment Agreement contains customary noncompetition, nonsolicitation and nondisclosure covenants on the part of Dr. Fisch.

As of September 30, 2019, the directors listed on the Director Summary Compensation Table who are not named executive officers held the following number of stock options:

	Option Awards
Name	Vested	Unvested

David R. Bethune	66,667	—

O.B. Parrish	53,333	—

Mario Eisenberger	46,666	108,334	(1)

Harry Fisch, M.D., F.A.C.S.	54,666	190,729	(2)

Lucy Lu, M.D.	65,000	—

Jesus Socorro	54,999	110,001	(3)

Michael L. Rankowitz	18,332	91,668	(4)

(1)

Represents (a) 15,000 stock options that vest on August 2, 2020, (b) 30,000 stock options that vest one-half on each of May 2, 2020 and May 2, 2021, (c) 3,334 stock options that vest one-half on each of August 17, 2020 and August 17, 2021, (d) 5,000 stock options that vest one-third on each of March 26, 2020, March 26, 2021 and March 26, 2022, and (e) 55,000 stock options that vest one-third on each of May 13, 2020, May 13, 2021 and May 13, 2022.

(2)

Represents (a) 18,334 stock options that vest on August 2, 2020, (b) 36,000 stock options that vest one-half on each of May 2, 2020 and May 2, 2021, (c) 99,000 stock options that vest one-third on each of May 13, 2020, May 13, 2021 and May 13, 2022, and (d) 37,395 stock options that vest on December 11, 2019.

(3)

Represents (a) 18,334 stock options that vest on August 2, 2020, (b) 36,667 stock options that vest one-half on each of May 2, 2020 and May 2, 2021, and (c) 55,000 stock options that vest one-third on each of May 13, 2020, May 13, 2021 and May 13, 2022.

(4)

Represents (a) 33,334 stock options that vest one-half on each of March 20, 2020 and March 20, 2021, (b) 3,334 stock options that vest one-half on each of August 17, 2020 and August 17, 2021, and (c) 55,000 stock options that vest one-third on each of May 13, 2020, May 13, 2021 and May 13, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with the the Company’s acquisition of Aspen Park, the Company entered into a Registration Rights Agreement with the former Aspen Park stockholders, including Harry Fisch, M.D., K&H Fisch Family Partners, LLC and Mitchell Steiner, M.D., granting them certain “Demand” and “Piggyback” registration rights for a period of up to 5 years. The Company will pay for the expenses of registration and related costs but not the selling expenses related thereto. The Company is only required to use its best efforts and in the event the registration does not occur, the Company is not required to pay any compensation to the former Aspen Park stockholders.

K. Gary Barnette, the Company’s Chief Scientific Officer, holds a 25% equity interest in a company from which Aspen Park purchased intellectual property assets relating to our Tamsulosin DRS drug candidate in 2016. We have continuing installment and milestone payment obligations to this company under the purchase agreement. We did not make any payments to this company during the fiscal year ended September 30, 2019.

The daughter of Dr. Mitchell S. Steiner, the Chairman, President and Chief Executive Officer of the Company, is employed by the Company in a non-executive position and earned total compensation of $130,732 for her services in fiscal 2019.

The son-in-law of Charles T. Todd, Jr., the former Chief Executive Officer of The Female Health Company Division of the Company, is employed by the Company in a non-executive officer position and earned total compensation of $379,817 for his services in fiscal 2019.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed RSM US LLP, independent registered public accounting firm, as auditors to audit our financial statements for the fiscal year ending September 30, 2020. Our Board of Directors proposes that the shareholders ratify this appointment. RSM US LLP audited our financial statements for the fiscal year ended September 30, 2019. We expect that representatives of RSM US LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

In the event that ratification of the appointment of RSM US LLP as the independent registered public accounting firm for the Company is not obtained at the Annual Meeting, the Audit Committee of our Board of Directors will reconsider its appointment, and may retain that firm or another firm without resubmitting the matter to our shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time if it determines that such change would be in our best interests.

Under Wisconsin law, the ratification of the appointment of the independent registered public accounting firm requires the number of votes cast in favor of this proposal, whether in person or by proxy, to exceed the number of votes cast against this proposal, assuming a quorum is present.

The Board of Directors recommends that shareholders vote FOR the ratification of RSM US LLP as the independent registered public accounting firm for the Company for the fiscal year ending September  30, 2020.

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Summary of the Proposal

We believe that our compensation policies and procedures, which are reviewed and approved by our Compensation Committee, are designed to align our named executive officers’ compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are important to our continued success. The Compensation Committee periodically reviews all elements of our executive compensation program and takes any steps it deems necessary to continue to fulfill the objectives of our compensation programs.

Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation programs. These programs have been designed to promote a performance-based culture which aligns the interests of our executive officers and other managers with the interests of the shareholders. This includes annual incentive compensation based on achievement of corporate goals and individual goals.

We believe shareholders should consider the following in determining whether to approve this proposal:

•

Clear and Straightforward Compensation Program. The compensation program for our named executive officers is clear and straightforward. Nearly all of the compensation to our named executive officers is based on only three components: base salary, annual performance awards and equity incentive awards. Under exceptional circumstances the Compensation Committee has the authority to award discretionary bonuses outside of the annual performance award program.

•

Pay-for-Performance. A significant portion of the compensation payable to our named executive officers is based on performance. The Company has an annual incentive bonus program which provides participating named executive officers with the opportunity to receive annual payouts in cash and/or options to purchase shares of Common Stock. Participants are eligible to receive payouts upon achievement of corporate goals and individual goals. Corporate goals for fiscal 2018 and fiscal 2019 included specific objectives relating to general corporate matters, product development for our drug candidates and the FC2 business. Payouts are equal to each participant’s target amount multiplied by the weighted percentage achievement of the corporate goals and the participant’s individual goals, with a payout of up to 100% of the target amount.

•

Equity Incentive Awards. We have used equity incentive compensation in the form of grants of stock options subject to time-based vesting criteria to further achieve our goals of aligning our shareholders’ interests with those of our named executive officers and to promote our executive retention objectives.

•	No Perquisites. We do not offer perquisites to our named executive officers.

•

No SERP Benefits. We do not offer supplemental retirement benefits to any of our named executive officers. The only retirement benefit we offer to our named executive officers is participation in a 401(k) retirement plan by Ms. Greco and Dr. Barnette.

For the reasons discussed above, the Board recommends that the shareholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because this shareholder vote is advisory, it will not be binding on the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required for Approval

The approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the votes cast in person or by proxy, and entitled to vote thereon, for this proposal to exceed the votes cast against this proposal. Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.

Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” the non-binding advisory resolution approving our executive compensation.

PROPOSAL 4: APPROVAL OF THE AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN

Summary of the Proposal

Proposed Adoption. Subject to shareholder approval, the Board has adopted and approved an amendment to the 2018 Equity Incentive Plan to (a) increase the number of shares of Common Stock authorized for issuance under the 2018 Equity Incentive Plan from 6,000,000 shares to 11,000,000 shares and (b) increase the maximum number of awards to an outside director in any fiscal year from 55,000 shares to 100,000 shares.

Purpose of the 2018 Equity Incentive Plan. The purpose of the 2018 Equity Incentive Plan is to assist the Company in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and service providers by enabling such persons to acquire or increase a proprietary interest in the Company. If the Company’s shareholders approve the amendment to the 2018 Equity Incentive Plan at the Annual Meeting, a total of 5,000,000 additional shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) will be authorized for issuance under the 2018 Equity Incentive Plan and awards for up to 100,000 shares may be granted to outside directors in any fiscal year.

We recognize the importance of attracting, retaining and motivating those persons who make (or are expected to make) important contributions to the Company by providing such persons with equity opportunities and performance-based incentives. The Board believes that the amendment to the 2018 Equity Incentive Plan is critically important to the furtherance of these objectives. The Board also believes that, through the 2018 Equity Incentive Plan, as amended, we will be able to enhance the prospects for our business activities and objectives and more closely align the interests of those persons who provide services to the Company with those of our shareholders by offering such persons the opportunity to participate in our future through proprietary interests in the Company.

The key features of the 2018 Equity Incentive Plan are summarized below:

•

The 5,000,000 additional shares to be authorized for issuance under the amendment to the 2018 Equity Incentive Plan represent approximately 7.7% of the shares of Common Stock outstanding as of January 14, 2020.

•

The 2018 Equity Incentive Plan authorizes the Company to grant various forms of long-term incentives, including stock options, restricted stock, stock appreciation rights, restricted stock units, performance unit awards, and other stock-based awards. The Company believes that this allows it the flexibility to tailor the long-term incentives to its business conditions.

•	The 2018 Equity Incentive Plan has a fixed maximum number of authorized shares that cannot be increased without shareholder approval.

•

The 2018 Equity Incentive Plan has a maximum term of 10 years. No stock option or stock appreciation right can be issued under the 2018 Equity Incentive Plan with a term of more than 10 years and no award may be granted under the 2018 Equity Incentive Plan after the plan expires on March 20, 2028.

•

The 2018 Equity Incentive Plan prohibits re-pricing of stock options or stock appreciation rights and requires that all stock options and stock appreciation rights have an exercise price that will be equal to or exceed the fair market value of a share of Common Stock on the date the option or stock appreciation right is granted.

•	The 2018 Equity Incentive Plan is administered by our Compensation Committee, which is comprised solely of independent, non-employee directors.

The Board believes that amending the 2018 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the 2018 Equity Incentive Plan is in the best interests of the Company and its shareholders and recommends a vote “FOR” the approval of the Equity Incentive Plan Amendment Proposal.

Available Shares

The Company believes in using equity awards as a large part of its compensation both to incentivize its directors, officers, employees and other service providers and to reduce cash compensation expense. In July 2017, the Company’s shareholders approved the Company’s 2017 Equity Inventive Plan under which a total of 4,700,000 shares of Common Stock were authorized for grants and in March 2018 the Company’s shareholders approved the Company’s 2018 Equity Incentive Plan under which a total of 2,000,000 shares of Common Stock were authorized for grants. In March 2019, the Company’s shareholders approved an increase in the number of shares that may be issued under the 2018 Equity Incentive Plan to 6,000,000. As of January 14, 2020, a total of 9,664,998 shares of Common Stock have been issued or are subject to outstanding awards under the 2017 Equity Incentive Plan and the 2018 Equity Incentive Plan, leaving a total of only 1,035,002 shares of Common Stock available for future grants under those plans. If the amendment to the 2018 Equity Incentive Plan is approved by our shareholders at the Annual Meeting, an additional 5,000,000 shares will be available for equity awards.

The following table presents information regarding stock options, stock appreciation rights and Common Stock outstanding as of January 14, 2020:

	Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Term

Stock options	8,943,449	$1.66	8.24 years

Stock appreciation rights	50,000	$0.95	6.79 years

Common Stock outstanding	65,073,375

Description of the 2018 Equity Incentive Plan

A brief description of the 2018 Equity Incentive Plan appears below. The following description of the 2018 Equity Incentive Plan is qualified in its entirety by reference to the text of the 2018 Equity Incentive Plan, which is attached as Annex A to this proxy statement.

Key Provisions. Key provisions of the 2018 Equity Incentive Plan include the following:

•	Plan Effective Date: March 20, 2018.

•	Plan Termination Date: 10 years (March 20, 2028).

•

Eligible Participants: Employees, officers, directors, consultants and other persons who provide services to the Company, any subsidiary of the Company or any entity designated by the Board in which the Company or a subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

•	Shares Authorized: 11,000,000 shares of Common Stock, after giving effect to the proposed amendment.

•	Award Types:

•	Stock options (including both incentive stock options and non-qualified stock options);

•	Stock appreciation rights;

•	Restricted stock;

•	Restricted stock units;

•	Common Stock as a bonus or in lieu of obligations to pay cash;

•	Dividend equivalents;

•	Performance unit awards; and

•	Other stock-based awards on terms and conditions determined by the Compensation Committee.

•

Award Limits: Awards to any single participant are limited to 400,000 shares of Common Stock per fiscal year. In addition, after giving effect to the proposed amendment, an outside director may not be granted awards covering more than 100,000 shares of Common Stock in any fiscal year.

•	Vesting: Vesting is determined by the Compensation Committee at the time of grant.

•	Repricing Prohibited: The Company is prohibited from repricing any stock options or stock appreciation rights without obtaining shareholder approval.

•

Exercise Price: All stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of a share of Common Stock on the date the option or stock appreciation right is granted.

Adjustments. In the event of an extraordinary dividend, other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affecting the Common Stock, the Compensation Committee may, in its discretion, adjust the number and kind of shares granted under the 2018 Equity Incentive Plan, the number and kind of shares subject to awards and the exercise price, grant price or purchase price relating to any award.

Stock Options. Options granted under the 2018 Equity Incentive Plan may be non-qualified options or incentive stock options under the Code. Grantees of stock options receive the right to purchase a specified number of shares of Common Stock or other awards at a specified exercise price and subject to the terms and conditions as are specified in the option grant. The exercise price of stock options granted under the 2018 Equity Incentive Plan may not be less than the fair market value of the Common Stock on the date of grant, and no stock option will be exercisable more than ten years after the date it is granted. The Compensation Committee will determine at the time of grant when each stock option becomes exercisable. Payment of the exercise price of a stock option may be in cash, withholding shares otherwise issuable with the consent of the Compensation Committee or such other method of payment permitted by the Compensation Committee. The options will expire at such time as the Compensation Committee determines.

Stock Appreciation Rights. A stock appreciation right is an award entitling the holder on exercise to receive Common Stock, other awards, cash or other property in an amount determined by reference to appreciation in the fair market value of a share of Common Stock from the date of grant until the date of exercise. The grant price of stock appreciation rights granted under the 2018 Equity Incentive Plan may not be less than the fair market value of the Common Stock on the date of grant, and no stock appreciation right will be exercisable more than ten years after the date it is granted.

Restricted Stock. Restricted stock awards provide for the grant to recipients of shares of Common Stock. In connection with the grant of restricted stock, the Compensation Committee may establish vesting criteria based on continued employment or such other factors or criteria as the Compensation Committee may determine. A grantee may not transfer any shares of restricted stock until any applicable vesting criteria have been satisfied, and restricted stock may be subject to forfeiture to the Company if a grantee’s employment or service relationship with the Company or any of its subsidiaries terminates before the end of the restriction period or if any of the other conditions precedent to the delivery of the shares subject to the award are not satisfied.

Restricted Stock Units. Restricted stock units provide a recipient with the right to receive shares of Common Stock, other awards, cash or other property after the vesting or other conditions to the right to receive the shares, other awards, cash or other property are satisfied. In connection with the grant of restricted stock units, the Compensation Committee may establish vesting criteria based on continued employment or such other factors or criteria as the Compensation Committee may determine. Restricted stock units may be subject to forfeiture to the Company if a grantee’s employment or service relationship with the Company or any of its subsidiaries terminates before the end of the restriction period or if any of the other conditions precedent to the delivery of the shares subject to the award are not satisfied.

Other Common Stock Awards. The 2018 Equity Incentive Plan authorizes the Compensation Committee to grant shares of Common Stock as a bonus, or to grant shares of Common Stock or other awards in lieu of obligations to pay cash or other property to recipients, all on terms determined by the Compensation Committee.

Dividend Equivalents. Dividend equivalents provide for the grant to recipients the right to receive cash, shares of Common Stock or other awards or property equal in value to dividends paid with respect to a specified number of shares of Common Stock. Any dividends otherwise payable with respect to an award that has not vested will be withheld by the Company for the account of the participant holding such award, and such dividends will be subject to the restrictions and a risk of forfeiture to the same extent as such award, will be distributed to the participant upon the vesting of such award and, if such award is forfeited prior to its vesting, the participant will have no right to such dividends or any interest thereon.

Performance Unit Awards. The 2018 Equity Incentive Plan authorizes the Compensation Committee to grant performance awards in cash, Common Stock or other awards based on specific performance criteria specified by the Compensation Committee.

Other Stock-Based Awards. In addition to the other types of awards described in this proxy statement, the 2018 Equity Incentive Plan authorizes the Compensation Committee to grant other stock-based awards denominated or payable in, valued in whole or in party by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Compensation Committee to be consistent with the terms and conditions of the 2018 Equity Incentive Plan.

Transferability. Except as otherwise authorized by the Compensation Committee, no award granted under the 2018 Equity Incentive Plan may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution.

Termination of Employment. The Compensation Committee will determine the period of time for which any awards under the 2018 Equity Incentive Plan will continue to be exercisable and the terms of exercise upon termination of a participant’s employment or service with the Company or its subsidiaries.

Change of Control. In the event of a “Change of Control,” the Compensation Committee, in its sole discretion and without any requirement that any participants be treated consistently, may accelerate the vesting of any award or otherwise cause any restrictions on any award to lapse and consider any performance goals and conditions under any award to have been satisfied.

The 2018 Equity Incentive Plan generally defines a “Change of Control” as follows: (a) the acquisition by any person of beneficial ownership of more than 50% of either the value of the outstanding equity securities of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally at the election of directors, (b) during any two consecutive years, individuals who constitute the Board on the 2018 Equity Incentive Plan effective date cease to constitute a majority of the Board, (c) the consummation of a reorganization, merger, statutory share exchange, consolidation or similar transaction involving the Company or any of its subsidiaries or a sale or other disposition of all or substantially all of the assets of the Company or any of its subsidiaries, in each case, unless following such transaction: (1) beneficial owners of the outstanding equity securities of the Company and the outstanding voting securities of the Company entitled to vote generally at the election of directors immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the value of the outstanding equity securities and combined voting power of the then outstanding voting securities entitled to vote generally at the election of directors of the entity resulting from such transaction in the same proportions as their ownership of the Company prior to such transaction, (2) no person beneficially owns, directly or indirectly, 50% or more of the value of the then outstanding equity securities of the entity resulting from such transaction or the combined voting power of the then outstanding voting securities entitled to vote generally at the election of directors of the entity resulting from such transaction, except to the extent such level of ownership existed prior to such transaction and (3) at least a majority of the Board of the entity resulting from such transaction were members of the Board at the time of the execution of the initial transaction agreement or Board action in respect of such transaction, or (d) approval by the shareholders of a complete liquidation or dissolution of the Company.

Administration. The 2018 Equity Incentive Plan is administered by the Compensation Committee. As the administrator, the Compensation Committee will select the participants who shall receive awards, determine the number of shares covered thereby, and establish the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the 2018 Equity Incentive Plan and establish, amend and rescind any rules relating to the 2018 Equity Incentive Plan.

Amendments. The Board may at any time amend, alter, suspend, discontinue or terminate the 2018 Equity Incentive Plan, or the Compensation Committee’s authority to grant awards thereunder, provided that no such action may be taken by the Board without the approval of the Company’s shareholders to the extent necessary to comply with applicable laws or the rules of any stock exchange on which the Common Stock is listed. No such Board action in respect of the 2018 Equity Incentive Plan may materially and adversely affect the rights of any grantee with respect to any outstanding award without the consent of that grantee.

Material U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2018 Equity Incentive Plan and the disposition of shares acquired pursuant to the exercise of such awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. There are a number of requirements that must be met for a particular stock option to be treated as an incentive stock option under the Code. One such requirement is that Common Stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the stock option, or (ii) one year from the date of its exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those stock options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Section 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the exercise price paid at the time of exercise. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Appreciation Rights. No income will be realized by a participant upon grant of stock appreciation rights. Upon the exercise of stock appreciation rights, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the stock appreciation rights. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock and Performance Shares. A participant will not be subject to tax upon the grant of an award of restricted stock or performance shares unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock or performance shares becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the participant made an election under Section 83(b) of the Code, the participant will recognize ordinary compensation income at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of shares of restricted stock received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units and Performance Units. A participant will not be subject to tax upon the grant of a restricted stock unit or performance unit awards. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit or performance unit award, the participant will recognize ordinary compensation income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Dividend Equivalents. A participant will not be subject to tax upon the grant of a dividend equivalent award, and the Company will not be entitled to a tax deduction at such time. Rather, upon the delivery of shares or cash pursuant to dividend equivalent award, the participant will recognize ordinary compensation income equal to the fair market value of the shares (or the amount of cash) the participant actually receives with respect to the award. Such income will be subject to income tax withholdings, and the participant may be required to pay to the Company the amount of any required withholding taxes in respect to such income (if such award is paid in shares). The Company will be able to deduct the amount of taxable compensation recognized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Other Common Stock Awards. A participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on the date the shares of Common Stock subject to the award are transferred to the participant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the Participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Required Vote and Board Recommendation

Approval of the amendment to the Equity Incentive Plan Amendment Proposal requires that a majority of the votes cast at the Annual Meeting vote in favor of the amendment to the Equity Incentive Plan Amendment Proposal. If a shareholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Annual Meeting, it will have no effect on the approval of the amendment to the Equity Incentive Plan Amendment Proposal. However, if a shareholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, it will have the same effect as a vote “AGAINST” the amendment to the Equity Incentive Plan Amendment Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE EQUITY INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share information, as of September 30, 2019, for the Company’s equity compensation plans and arrangements. In March 2008, the Company’s shareholders approved the 2008 Stock Incentive Plan and authorized 2,000,000 shares (subject to adjustment in the event of stock splits and other similar events) for issuance under the plan, in July 2017, the Company’s shareholders approved the 2017 Equity Incentive Plan and authorized 4,700,000 shares (subject to adjustment in the event of stock splits and other similar events) for issuance under the plan, and in March 2018, the Company’s shareholders approved the 2018 Equity Incentive Plan and in March 2019 the Company shareholders approved an increase in the number of shares authorized to be issued under the 2018 Equity Incentive Plan to 6,000,000 shares (subject to adjustment in the event of stock splits and other similar events).

Equity Plan Category	Number of Shares To Be Issued Upon Exercise Of Outstanding Options, SARs and Warrants	Weighted-Average Exercise Price Of Outstanding Options, SARs and Warrants	Shares Remaining Available For Issuance Under Compensation Plans

Equity compensation plans approved by shareholders	7,077,989	$1.57	3,017,128

Equity compensation plans not approved by shareholders	2,585,379	1.93	—

Total	9,663,368	$1.67	3,017,128

In connection with the closing of the acquisition of Aspen Park, the Company issued a warrant to purchase up to 2,585,379 shares of the Company’s common stock to Torreya Capital, the Company’s financial advisor. This warrant has a five-year term expiring October 31, 2021, a cashless exercise feature and an exercise price equal to $1.93 per share. The issuance of this warrant was not required to be approved by the Company’s shareholders.

PROPOSALS FOR 2021 ANNUAL MEETING

Any shareholder who desires to submit a proposal for inclusion in the proxy materials for the 2021 Annual Meeting of Shareholders in accordance with Rule 14a-8 must submit the proposal in writing c/o Secretary, Veru Inc., 48 NW 25th Street, Suite 102, Miami, Florida 33127. We must receive a proposal by September 30, 2020 (120 days prior to the anniversary of the mailing date of this Proxy Statement) in order to consider it for inclusion in the proxy materials for the 2021 Annual Meeting of Shareholders.

Shareholder proposals that are not intended to be included in the proxy materials for the 2020 Annual Meeting of Shareholders, but that are to be presented by a shareholder from the floor are subject to advance notice provisions in our by-laws. According to our by-laws, in order to be properly brought before the meeting, a proposal not intended for inclusion in our proxy materials must be received at our principal offices no later than December 24, 2020, which is 90 calendar days prior to the anniversary of this year’s meeting date, and no earlier than November 24, 2020, which is 120 calendar days prior to the anniversary of this year’s meeting date, and the notice must set forth the following: (a) a representation that the person sending the notice is a shareholder of record on the record date for the meeting and will remain such through the meeting date, (b) the name and address of such shareholder, (c) the number of shares of our Common Stock which are beneficially owned by such shareholder and any other ownership interest of the shareholder in shares of our Common Stock, whether economic or otherwise, including derivatives and hedges, (d) a representation that such shareholder intends to appear in person or by proxy at such meeting to make the nomination or move the consideration of other business set forth in the notice, (e) if the proposal relates to any business to be brought before the meeting other than election of directors, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and any material interest of the shareholder in such business, and (f) if the proposal relates to the nomination of a candidate for election as director, the name, age, address (business and residence), principal occupation or employment of each nominee, the number of shares of our Common Stock beneficially owned by each nominee and any other ownership interest by such person in shares of our Common Stock, whether economic or otherwise, including derivatives and hedges and any other information relating to each nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934. If the notice does not comply with the requirements set forth in our by-laws, the chairman of the meeting may refuse to acknowledge the matter. If the chairman of the meeting decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2021 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

ANNUAL REPORT

We are required to file an Annual Report, called a Form 10-K, with the SEC. A copy of the Annual Report on Form 10-K for the fiscal year ended September 30, 2019 will be provided without charge on written request of any shareholder whose proxy is being solicited by the Board of Directors. The written request should be directed to: Secretary, Veru Inc., 48 NW 25th Street, Suite 102, Miami, Florida 33127.

EXPENSES OF SOLICITATION

The cost of this solicitation of proxies will be paid by the Company. It is anticipated that the proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by our regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to beneficial owners of stock held by such persons. We will reimburse such parties for their expenses in so doing.

By Order of the Board of Directors,

Philip R. Greenberg,

Secretary

Miami, Florida

January 28, 2020

Annex A

VERU INC.

2018 EQUITY INCENTIVE PLAN

(as amended and restated

effective March 24, 2020)

VERU INC.

2018 EQUITY INCENTIVE PLAN

VERU INC.

2018 EQUITY INCENTIVE PLAN

(as amended and restated effective March 24, 2020)

1. Purpose.    The purpose of this VERU INC. 2018 EQUITY INCENTIVE PLAN (the “Plan”) is to assist Veru Inc. (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change of Control” means a Change of Control as defined in Section 8(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule l6b-3 to apply to transactions under the Plan and (ii) “Independent.”

(j) “Consultant” means any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave or any other authorized personal leave.

(l) “Director” means a member of the Board or the board of directors of any Related Entity.

(m) “Disability” means a permanent and total disability, (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(n) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.

(o) “Effective Date” means the effective date of the Plan, which shall be March 20, 2018.

(p) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(q) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Subsidiary, or is a prospective employee of the Company or any Subsidiary (conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary). The payment of a director’s fee by the Company or a Subsidiary shall not be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(s) “Fair Market Value” means, as of any date, the value of a Share determined as follows:

(i) if a Share is listed on any national securities exchange, including, without limitation, the NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) if a Share is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for such

Share for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) in the absence of an established market for a Share, the Fair Market Value shall be determined in good faith by the Committee.

(t) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(u) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(v) “Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii) hereof.

(w) “Listing Market” means the national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(x) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(y) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(z) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(aa) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(bb) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(cc) “Performance Period” means that period established by the Committee at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(dd) “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ee) “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ff) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(gg) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(hh) “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ii) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(jj) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(kk) “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(ll) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(mm) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(nn) “Shares” means the shares of common stock of the Company and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(oo) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(pp) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets, as that term is defined in Rule 405 of under the Securities Act of 1933, controlled by the Company directly, or indirectly, through one or more intermediaries.

(qq) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity; (ii) which becomes a Related Entity after the date hereof or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee.    The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan, the Board may exercise any power or authority granted to the Committee under this Plan and, in that case, references herein shall be deemed to include references to the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; grant Awards; determine the type, number and other terms and conditions of, and all other matters relating to, Awards; prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan; construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Subsidiary or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person or entity claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority.

(i) The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act.

(ii) Any action of the Committee shall be final, conclusive and binding on all Persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 9(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committee thereof, the authority subject to such terms and conditions as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) of the Exchange Act for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability.    The Committee and the Board and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery under the Plan.    Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 11,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards.    No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award, on or after the Effective Date, are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award, on or after the Effective Date, is settled for cash, or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iv) below.

(ii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period.

(iii) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one Share.

(iv) Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (A) Shares tendered in payment of an Option, (B) Shares delivered or withheld by the Company to satisfy any tax withholding obligation or (C) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

(v) Notwithstanding anything in this Section 4(c) to the contrary, but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 2,000,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth  anniversary of the date on which the Board adopts the Plan.

5. Eligibility; Per-Participant Limitations.    Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 9(c) of this Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted Awards with respect to more than 400,000

Shares. Subject to adjustment as provided in Section 9(c) of this Plan, in any fiscal year of the Company during any part of which the Plan is in effect, any Director who is not an Employee may not be granted Awards with respect to more than 100,000 Shares.

6. Specific Terms of Awards.

(a) General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award, or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of applicable law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options.    The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price.    Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. The Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

(ii) Time and Method of Exercise.    The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes, or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Form of Settlement.    The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock, or other similar securities.

(iv) Incentive Stock Options.    The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretionary authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment.    A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant. The Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without stockholder approval.

(ii) Other Terms.    The Committee shall determine the date of grant or thereafter the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights.    Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards.    The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions.    Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restriction may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon, provided that any dividends with respect to a Restricted Stock Award shall be withheld by the Company for the account of the Participant holding such Restricted Stock Award, and interest may be credited on the amount of the dividends withheld at a rate and subject to such terms as determined by the Committee. The dividends so withheld by the Company and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be subject to the restrictions and a risk of forfeiture to the same extent as the share of Restricted Stock, shall be distributed to the Participant upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends. During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(e) Restricted Stock Unit Award.    The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions.    Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(f) Bonus Stock and Awards in Lieu of Obligations.    The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards or other property equal in value to the dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Notwithstanding anything in the Plan to the contrary, any cash, Shares, other Awards or other property otherwise payable with respect to Dividend Equivalents as to any Award to the extent such Award has not vested shall be withheld by the Company for the account of the Participant holding such Award, and interest may be credited on the amount withheld at a rate and subject to such terms as determined by the Committee. The cash, Shares, other Awards or other property so withheld by the Company and attributable to any particular Award, and any interest thereon, shall be subject to the restrictions and a risk of forfeiture to the same extent as such Award, shall be distributed to the Participant upon the vesting of such Award and, if such Award is forfeited prior to its vesting, the Participant shall have no right to such cash, Shares, other Awards or other property or any interest thereon.

(h) Performance Awards.    The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve (12) months nor longer than five (5) years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon any criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Subject to compliance with the Code, such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b) Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as maybe required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals.    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such form as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) of this Plan, any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, shall be done all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability.    It is the intent of the Company that the grant of any Awards to, or other transaction by, a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements if, and to the extent, required to comply with Section 409A of the Code.

(A) Payments under the Section 409A Plan may be made only upon [i] the Participant’s “separation from service”, [ii] the date the Participant becomes “disabled”, [iii] the Participant’s death, [iv] a specified time (or pursuant to a fixed schedule) specified in the Award Agreement at the date of the deferral of such compensation, [v] a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company or [vi] the occurrence of an “unforeseeable emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections, with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code and the Treasury Regulations promulgated thereunder, and the limitations set forth herein shall, be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Change of Control.

(a) Effect of “Change of Control.”    If, and only to the extent, determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently upon the occurrence of a “Change of Control,” as defined in Section 8(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change of Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii) Any restrictions, deferral of settlement and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change of Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change of Control).

Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company any Subsidiary, and unless the Committee otherwise determines, in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall not be accelerated as described in Sections 8(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change of Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award continues to be outstanding after the Change of Control on substantially the same terms and conditions as were applicable immediately prior to the Change of Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) hereof. For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if, following the Change of Control, the Award confers the right to purchase or receive for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change of Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change of Control.”    Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Subsidiary, or in an Award Agreement, a “Change of Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then out-

standing equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A) or (B) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company); (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity, or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting Securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

9. General Provisions.

(a) Compliance With Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, regulations, listing requirements or other obligations.

(b) Limits on Transferability; Beneficiaries.    No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant other than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and Conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards.    In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable (and subject to compliance with Section 409A of the Code), substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions.    In the event of any merger, consolidation or other reorganization which the Company does not survive, or in the event of any Change of Control (and subject to the provisions of Section 8 of this Plan relating to the vesting of Awards in the event of any Change of Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if, following the applicable transaction, the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the applicable transaction, or substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments.    Subject to compliance with the Code, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant and any other circumstances deemed relevant. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals or other adjustments that may be adverse to the Participant.

(d) Award Agreements.    Each Award Agreement shall either be (i) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf or (ii) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e) Taxes.    The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the minimum statutory withholding required with respect to that Award.

(f) Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g) Clawback of Benefits.

(i) The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company’s financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws. In such an event, the clawback will be in an amount of up to the total economic gain from any stock-based grants within the five-year period preceding the restatement. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company, in its discretion, determines to be necessary or appropriate to comply with any Clawback Policy.

(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with Company’s Corporate Governance Guidelines, Code of Business Ethics or any other corporate governance materials specified by the SEC or exchange on which common stock of the Company is listed, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(h) Limitation on Rights Conferred Under Plan.    Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity, (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(i) Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j) Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(k) Payments in the Event of Forfeitures; Fractional Shares.    Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l) Governing Law.    Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Wisconsin without giving effect to principles of conflict of laws, and applicable federal law.

(m) Non-U.S. Laws.    The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n) Construction and Interpretation.    Whenever used herein, nouns in the singular shall include the plural and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(o) Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(p) Plan Effective Date and Stockholder Approval; Termination of Plan.    The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted and other laws, regulations and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (i) such time as no Shares remain available for issuance under the Plan, (ii) termination of this Plan by the Board or (iii) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

VERU INC. ATTN: PHILIP R. GREENBERG 48 NW 25th STREET, SUITE 102 MIAMI, FL 33127

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KEEP THIS PORTION FOR YOUR RECORDS

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THIS     PROXY     CARD     IS     VALID     ONLY     WHEN     SIGNED     AND     DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees
01	Mitchell S. Steiner 02 Mario Eisenberger 03 Harry Fisch 04 Jesus Socorro 05 Michael L. Rankowitz

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.						For	Against	Abstain
2.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.					☐	☐	☐
3.	To approve a non-binding advisory proposal on executive compensation.					☐	☐	☐
4.	To amend the Veru Inc. 2018 Equity Incentive Plan.					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

For address change/comments, mark here.                    ☐

(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com

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VERU INC. Annual Meeting of Shareholders March 24, 2020 10:00 AM EDT This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mitchell S. Steiner and Michele Greco, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of VERU INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, EDT on March 24, 2020, at the offices of Greenberg Traurig LLP, 333 SE 2nd Avenue, 44th Floor, Miami, FL 33131, and any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies. Please sign exactly as your name appears hereon, date and return this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. If other matters come before the meeting, this proxy will be voted in accordance with the best judgment of the proxies appointed.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side